UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Reports to Stockholders.

TCW Strategic Income Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tcw.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through a financial intermediary, or by calling 1-800-FUND-TCW (1-800-386-3829) if you invest directly with the Fund.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can call 1-800-FUND-TCW (1-800-386-3829), if you invest directly with the Fund, or contact your financial intermediary, if you invest though a financial intermediary, to inform the Fund or the financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held directly with TCW or through your financial intermediary.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

To the shareholders of the TCW Strategic Income Fund:

Executive Summary

TCW is pleased to present the 2020 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2020, shares of TSI fell by 2.24% while the Fund’s net asset value (i.e., returns of the underlying assets) increased by 1.20%. For reference, TSI’s customized benchmark, a construct that is 25% high yield, 15% equities, 15% convertible bonds, and 45% U.S. Aggregate Bond Index, gained 2.46% through the first six months of 2020. Both the underlying assets and the Fund’s six-month price-based return trailed the benchmark, with the price-based return trailing the NAV-based return as the share price moved from a premium over NAV of 0.7% at the start of the year to a discount of 2.8%. Annualized price-based performance over longer periods remains ahead of the Fund’s benchmark.

Over the past four quarters, the TSI Fund paid quarterly dividends of 9.06, 8.13, 10.32, and 8.37 cents per share, as well as a short-and a long-term capital gains distribution of 2.46 cents per share and 1.55 cents per share, respectively. This represents an annualized rate of approximately 40 cents per share, contributing to a realized 12-month trailing yield of 7.31%, as of 6/30/2020. Of course, since yield is a function of a number of parameters, the go-forward yield of TSI will likely differ from the trailing figure.

Fund Performance

Annualized Total Return as of June 30, 2020
	YTD	1 Year	3 Year	5 Year	10 Year	Since 3/1/06(2)	Since 3/5/87(3)
Price Based Return	-2.24%	+2.00%	+5.87%	+7.31%	+9.63%	+9.87%	+8.12%
NAV Based Return	+1.20%	+3.60%	+4.80%	+4.64%	+8.57%	+8.63%	+8.33%
Custom Benchmark(1)	+2.46%	+7.40%	+6.70%	+6.18%	+7.14%	+6.41%	n/a

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Bloomberg Barclays Capital U.S. Aggregate Bond Index, 25% Citi High Yield Cash Pay Index.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

Management Commentary

TCW manages the Fund according to a full cycle discipline. Effectively, this means that our management style opportunistically increases the level of risk-taking in the early years of an asset price/credit cycle. In the latter stages of the cycle, our proclivity is to reduce risk, which naturally also has the tendency to pull down the overall yield of the portfolio.

The Fund has been defensively oriented for some time in recognition of deteriorating underwriting standards and a build-up of leverage, particularly within the corporate credit space, that indicated markets were in the later stages of the credit cycle. Thus as market volatility picked up dramatically in late March, and increased yield premiums across fixed income sectors resulted in attractive entry points, the Fund was positioned to add exposures in high-quality sectors that are resilient or are likely to benefit from Fed activities or support. This was reflected in an increased allocation to high conviction credits, with relative value additions among financials (namely Fed-supported assets such as money center banks), health care, and municipals, as well as idiosyncratic names with improved outlooks. Additionally, as equity prices swiftly declined in March, the Fund added equities in the banking, energy, and REIT sectors, bringing the allocation to over 10% in a matter of weeks. As markets remediated in May and June on an implied Fed backstop, some of these additions were trimmed, including the equity allocation, which ended the quarter at approximately 4%. Outside of the corporate space, commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS) were reduced to fund purchases of corporate bonds in March, but the allocation to CMBS has since grown with incremental addition of non-agency interest-only CMBS and single-asset, single-borrower (SASB) bonds.

In the forthcoming period, uncertainty remains at the forefront of positioning as lockdowns persist, feeding extraordinary unemployment and small business risk. The pandemic appears to be the catalyst to end the current cycle; however, the recovery stage is yet to begin and there is heightened potential for another leg down in equity and credit markets. As such, Fund positioning remains largely defensive, with minimal exposure to the more vulnerable (i.e., “breakable”) issuers and industries, and will continue to opportunistically adjust positioning during bouts of volatility if pricing is attractive. Holdings emphasize communications and consumer non-cyclicals such as pharmaceuticals, healthcare, and food and beverage, and have moved towards higher conviction names given idiosyncratic opportunities that arose in recent months. Outside of credit, senior parts of the securitized markets still offer opportunities for attractive risk-adjusted returns, though we remain vigilant about pockets of looser underwriting standards, particularly in current vintage CMBS, with a focus instead on single-asset, single-borrower deals, interest only (IOs), and agency-backed issues. Non-agency MBS continues to be an area offering value, particularly legacy issues that have strong underlying fundamentals, with an overall eye towards adding exposure in heavily discounted, longer spread duration securities. Within asset-backed securities (ABS), the Fund’s exposure avoids more vulnerable collateral types such as credit card loans, preferring AAA-rated collateralized loan obligations (CLOs) and government-guaranteed student loans. Finally, duration positioning was trimmed from 1.8 years to 1.7 years as Treasury rates remain near historic lows.

Portfolio Positioning

SECTOR ALLOCATION

Asset-backed Securities (ABS)

Mortgage-backed Securities (MBS)

Corporate Bonds (CB)

Municipal Bonds (MUNI)

U.S. Treasury Securities (UST)

Foreign Government Bonds (FGB)

Common Stock (CS)

Money Market Investments (MM)

MBS ALLOCATION

Commercial Mortgage-backed Securities — Agency (CMBS AGENCY)

Commercial Mortgage-backed Securities — Non-agency (CMBS NON-AGENCY)

Residential Mortgage-backed Securities — Agency (RMBS AGENCY)

Residential Mortgage-backed Securities — Non-agency (RMBS NON-AGENCY)

Modest leverage can be utilized by the Fund through a Line of Credit facility ($70 million available). Early year market volatility provided an expanded opportunity set among risk assets and the Fund utilized just over 9% leverage to take advantage of attractive entry points, specifically in the equity space. As equity prices remediated in subsequent months, the Fund began dollar cost averaging out of the equity position, with proceeds from equity sales used to reduce leverage to approximately 2% by the end of June. The management team stands ready to further utilize the leverage facility when market opportunity is again abundant and management deems the use of leverage as accretive to returns.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our web site at www.tcw.com or contact our shareholder services department at 1-866-227-8179, or contact@tcw.com.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2020

Issues	Maturity Date	Principal Amount	Value

FIXED INCOME SECURITIES — 95.0% of Net Assets

ASSET-BACKED SECURITIES — 7.8%

321 Henderson Receivables LLC (17-1A-A)

3.99% (1)	08/16/60	$224,001	$251,610

AMUR Finance I LLC (13-1)

10.00% (2)(3)	01/25/22	776,156	77,616

AMUR Finance I LLC (13-2)

10.00% (2)(3)	03/20/24	89,228	18,916

Bayview Commercial Asset Trust (03-2-A)

1.05% (1 mo. USD LIBOR + 0.870%) (1)(4)	12/25/33	333,205	308,956

Bayview Commercial Asset Trust (04-1-A)

0.72% (1 mo. USD LIBOR + 0.540%) (1)(4)	04/25/34	303,144	300,765

Bayview Commercial Asset Trust (04-2-A)

0.83% (1 mo. USD LIBOR + 0.645%) (1)(4)	08/25/34	276,854	261,207

Bayview Commercial Asset Trust (04-3-A1)

0.74% (1 mo. USD LIBOR + 0.555%) (1)(4)	01/25/35	151,852	140,851

Brazos Higher Education Authority, Inc. (10-1-A2)

1.56% (3 mo. USD LIBOR + 1.200%) (4)	02/25/35	2,200,000	2,108,790

CIT Education Loan Trust (07-1-A)

0.39% (3 mo. USD LIBOR + 0.090%) (1)(4)	03/25/42	632,085	560,392

Corevest American Finance Trust (19-1-XA) (I/O)

2.35% (1)(5)	03/15/52	1,891,304	151,262

Corevest American Finance Trust (20-1-A2)

2.30% (1)	03/15/50	470,000	447,278

Education Loan Asset-Backed Trust I (13-1-A2)

0.98% (1 mo. USD LIBOR + 0.800%) (1)(4)	04/26/32	1,260,000	1,211,377

EFS Volunteer No 2 LLC (12-1-A2)

1.53% (1 mo. USD LIBOR + 1.350%) (1)(4)	03/25/36	1,329,558	1,297,074

GCO Education Loan Funding Master Trust II (06-2AR-A1RN)

0.83% (1 mo. USD LIBOR + 0.650%) (1)(4)	08/27/46	2,024,394	1,877,859

Global SC Finance SRL (14-1A-A2)

3.09% (1)	07/17/29	177,625	174,537

Goal Capital Funding Trust (06-1-B)

0.81% (3 mo. USD LIBOR + 0.450%) (4)	08/25/42	220,442	192,168

Higher Education Funding I (14-1-A)

1.41% (3 mo. USD LIBOR + 1.050%) (1)(4)	05/25/34	451,333	447,237

Magnetite VII, Ltd. (12-7A-A1R2)

2.02% (3 mo. USD LIBOR + 0.800%) (1)(4)	01/15/28	410,000	402,595

Nelnet Student Loan Trust (14-4A-A2)
1.13% (1 mo. USD LIBOR + 0.950%) (1)(4)	11/25/48	575,000	509,286

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

North Carolina State Education Assistance Authority (11-1-A3)

1.89% (3 mo. USD LIBOR + 0.900%) (4)	10/25/41	$1,593,666	$1,528,665

Palmer Square CLO, Ltd. (18-1A-A1)

2.17% (3 mo. USD LIBOR + 1.030%) (1)(4)	04/18/31	600,000	585,600

Palmer Square Loan Funding Ltd. (20-2A-A2)

2.66% (3 mo. USD LIBOR + 1.550%) (1)(4)	04/20/28	350,000	339,692

Scholar Funding Trust (12-B-A2)

1.54% (1 mo. USD LIBOR + 1.100%) (1)(4)	03/28/46	685,081	665,544

SLC Student Loan Trust (04-1-B)

0.68% (3 mo. USD LIBOR + 0.290%) (4)	08/15/31	298,248	253,295

SLC Student Loan Trust (06-1-B)

0.52% (3 mo. USD LIBOR + 0.210%) (4)	03/15/55	395,807	342,711

SLM Student Loan Trust (04-2-B)

1.46% (3 mo. USD LIBOR + 0.470%) (4)	07/25/39	336,093	299,873

SLM Student Loan Trust (05-9-B)

1.29% (3 mo. USD LIBOR + 0.300%) (4)	01/25/41	403,998	352,271

SLM Student Loan Trust (07-6-B)

1.84% (3 mo. USD LIBOR + 0.850%) (4)	04/27/43	129,165	115,925

SLM Student Loan Trust (07-7-B)

1.74% (3 mo. USD LIBOR + 0.750%) (4)	10/27/70	150,000	132,708

SLM Student Loan Trust (08-2-B)

2.19% (3 mo. USD LIBOR + 1.200%) (4)	01/25/83	225,000	190,711

SLM Student Loan Trust (08-3-B)

2.19% (3 mo. USD LIBOR + 1.200%) (4)	04/26/83	225,000	204,435

SLM Student Loan Trust (08-4-B)

2.84% (3 mo. USD LIBOR + 1.850%) (4)	04/25/73	515,000	448,444

SLM Student Loan Trust (08-5-B)

2.84% (3 mo. USD LIBOR + 1.850%) (4)	07/25/73	260,000	213,594

SLM Student Loan Trust (08-6-B)

2.84% (3 mo. USD LIBOR + 1.850%) (4)	07/26/83	225,000	187,922

SLM Student Loan Trust (08-7-B)

2.84% (3 mo. USD LIBOR + 1.850%) (4)	07/26/83	305,000	268,161

SLM Student Loan Trust (08-8-B)

3.24% (3 mo. USD LIBOR + 2.250%) (4)	10/25/75	260,000	251,646

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust (08-9-B)

3.24% (3 mo. USD LIBOR + 2.250%) (4)	10/25/83	$260,000	$247,941

Store Master Funding I-VII (19-1-A2)

3.65% (1)	11/20/49	508,817	487,958

Structured Receivables Finance LLC (10-A-B)

7.61% (1)	01/16/46	576,668	645,993

Structured Receivables Finance LLC (10-B-B)

7.97% (1)	08/15/36	346,266	406,991

Student Loan Consolidation Center (02-2-B2)

0.00% (28 day Auction Rate) (1)(2)(4)	07/01/42	1,250,000	1,109,125

Vermont Student Assistance Corp. (12-1-A)

0.88% (1 mo. USD LIBOR + 0.700%) (4)	07/28/34	204,010	197,444

Voya CLO, Ltd. (14-3A-A1R)

1.71% (3 mo. USD LIBOR + 0.720%) (1)(4)	07/25/26	641,407	638,048

Total Asset-backed Securities

(Cost: $21,868,513)			20,854,473

MORTGAGE-BACKED SECURITIES — 51.5%

Commercial Mortgage-backed Securities — Agency — 5.8%

Fannie Mae , Pool #AN6243

3.46%	09/01/37	780,000	937,830

Fannie Mae, Pool #AN9040

3.50%	04/01/30	305,000	356,438

Fannie Mae, Pool #AN3542

3.41%	11/01/46	1,145,237	1,262,500

Fannie Mae (11-M5-A2) (ACES)(I/O)

1.17% (5)	07/25/21	3,069,437	27,032

Fannie Mae (16-M11-X2) (I/O)

2.83% (5)	07/25/39	3,041,379	131,924

Fannie Mae (19-M29-X4) (I/O)

0.70% (5)	03/25/29	7,900,000	365,692

Fannie Mae (19-M32-X2) (I/O)

1.19% (5)	10/25/29	6,800,000	509,933

Fannie Mae (20-M10-X1) (I/O)

1.92% (5)	12/25/30	1,374,621	204,098

Fannie Mae (20-M10-X9) (I/O)

0.99% (5)	12/25/27	479,925	21,650

Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O)

1.75% (5)	10/25/40	12,555,000	426,830

Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O)

1.71% (5)	10/25/41	4,020,000	188,992

Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O)

2.18% (5)	08/25/42	3,110,000	265,006

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O)

1.32% (5)	07/25/26	$5,415,351	$326,266

Freddie Mac Multifamily Structured Pass Through Certificates (K086-X3) (I/O)

2.38% (5)	11/25/46	860,000	132,033

Freddie Mac Multifamily Structured Pass Through Certificates (K090-X3) (I/O)

2.39% (5)	10/25/29	2,055,000	332,982

Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O)

1.44% (5)	03/25/23	16,806,057	450,284

Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O)

2.23% (5)	05/25/47	3,750,000	388,285

Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O)

1.01% (5)	07/25/33	1,295,000	146,258

Freddie Mac Multifamily Structured Pass-Through Certificates (K-1511-A3)

3.54%	03/25/34	1,280,000	1,541,716

Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O)

2.90% (5)	08/25/39	4,000,000	113,568

Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O)

2.03% (5)	07/25/40	3,475,000	129,353

Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O)

1.87% (5)	08/25/40	2,500,000	88,743

Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O)

1.81% (5)	11/25/40	5,400,000	204,612

Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O)

1.76% (5)	01/25/41	4,095,000	161,285

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O)

0.32% (5)	04/25/23	57,528,967	327,978

Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O)

1.71% (5)	07/25/41	4,500,000	195,461

Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O)

0.22% (5)	07/25/23	27,363,535	86,257

Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O)

2.10% (5)	11/25/42	4,875,000	377,688

Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O)

1.60% (5)	10/25/43	2,330,000	153,034

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O)

1.96% (5)	12/25/44	$2,500,000	$255,589

Freddie Mac Multifamily Structured Pass-Through Certificates (K070-X3) (I/O)

2.11% (5)	12/25/44	2,550,000	316,422

Freddie Mac Multifamily Structured Pass-Through Certificates (K105-X3) (I/O)

2.04% (5)	06/25/30	1,385,000	206,704

Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O)

1.02% (5)	04/25/24	13,836,594	366,863

Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O)

2.02% (5)	11/25/45	3,455,000	247,592

Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O)

2.25% (5)	05/25/46	2,400,000	226,025

Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O)

1.20% (5)	06/25/27	7,273,277	436,870

Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O)

1.21% (5)	03/25/26	8,688,155	432,697

Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O)

1.16% (5)	08/25/29	4,992,847	370,936

Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O)

1.76% (5)	06/25/29	2,290,000	254,007

Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O)

4.20% (5)	03/25/29	690,000	115,238

Freddie Mac Multifamily Structured Pass-Through Certificates (KW02-X3) (I/O)

2.94% (5)	01/25/27	865,000	102,429

Freddie Mac Multifamily Structured Pass-Through Certificates (KW03-X3) (I/O)

3.15% (5)	08/25/30	865,000	125,675

Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-APT1)

2.66% (5)	07/25/26	1,171,074	1,193,076

Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O)

0.36%	08/25/24	7,271,303	69,016

Ginnie Mae (13-52-IO) (I/O)

0.77% (5)	02/16/55	12,862,565	232,459

Ginnie Mae (09-114-IO) (I/O)

0.07% (5)	10/16/49	5,729,643	1,401

Ginnie Mae (10-148-IO) (I/O)

1.15% (5)	09/16/50	15,151,661	352,996

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Ginnie Mae (11-10-IO) (I/O)

0.00% (2)(5)	12/16/45	$3,367,167	$3,227

Ginnie Mae (11-105-IO) (I/O)

0.00% (2)(5)	09/16/51	8,331,509	17,513

Ginnie Mae (11-152-IO) (I/O)

0.23% (5)	08/16/51	3,332,811	17,904

Ginnie Mae (11-42-IO) (I/O)

0.00% (2)(5)	08/16/50	10,404,680	17,557

Ginnie Mae (12-4-IO) (I/O)

0.04% (5)	05/16/52	8,705,974	31,692

Ginnie Mae (14-103-IO) (I/O)

0.36% (5)	05/16/55	4,631,039	83,259

Ginnie Mae (14-125-IO) (I/O)

0.95% (5)	11/16/54	4,763,650	244,323

Total Commercial Mortgage-backed Securities — Agency

(Cost: $17,850,241)			15,575,198

Commercial Mortgage-backed Securities — Non-Agency — 9.8%

Arbor Multifamily Mortgage Securities Trust (20-MF1-A5)

2.76% (1)	05/15/53	705,000	759,450

BAMLL Commercial Mortgage Securities Trust (15-200P-F)

3.72% (1)(5)	04/14/33	540,000	523,694

BAMLL Commercial Mortgage Securities Trust (18-PARK-A)

4.23% (1)(5)	08/10/38	590,000	688,303

BBCMS Mortgage Trust (17-C1-XA) (I/O)

1.66% (5)	02/15/50	4,019,844	282,279

BBCMS Mortgage Trust (18-C2-A5)

4.31%	12/15/51	430,000	510,621

BBCMS Mortgage Trust (20-C6-F5TB)

3.69% (1)(5)	02/15/53	250,000	241,613

BBCMS Trust (15-SRCH-D)

5.12% (1)(5)	08/10/35	150,000	158,925

Benchmark Mortgage Trust (18-B2-A5)

3.88% (5)	02/15/51	350,000	404,871

Benchmark Mortgage Trust (19-B10-3CCB)

4.03% (1)(5)	03/15/62	435,000	395,864

Benchmark Mortgage Trust (20-B17-A5)

2.29%	03/15/53	1,040,000	1,097,013

BX Trust (19-OC11-A)

3.20% (1)	12/09/41	265,000	278,196

CALI Mortgage Trust (19-101C-A)

3.96% (1)	03/10/39	680,000	781,720

CALI Mortgage Trust (19-101C-E)

4.47% (1)(5)	03/10/39	315,000	318,756

CFCRE Commercial Mortgage Trust (17-C8-XA) (I/O)

1.78% (5)	06/15/50	1,778,743	132,330

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O)

1.93% (1)(5)(6)	09/10/45	$3,123,226	$91,934

Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O)

1.52% (1)(5)	05/10/47	5,456,382	213,908

Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O)

1.33% (1)(5)	05/10/36	14,000,000	547,095

COMM Mortgage Trust (12-LC4-XB) (I/O)

0.64% (1)(5)	12/10/44	18,671,016	162,791

COMM Mortgage Trust (13-CR11-XA) (I/O)

1.09% (5)	08/10/50	9,860,712	255,347

COMM Mortgage Trust (13-CR12-XA) (I/O)

1.29% (5)	10/10/46	9,432,715	293,371

COMM Mortgage Trust (13-LC13-XA) (I/O)

1.30% (5)	08/10/46	8,253,527	237,366

COMM Mortgage Trust (14-CR18-XA) (I/O)

1.15% (5)	07/15/47	6,901,769	219,618

COMM Mortgage Trust (14-CR21-XA) (I/O)

1.01% (5)	12/10/47	17,703,600	555,316

COMM Mortgage Trust (20-CBM-XCP) (I/O)

0.59% (1)(5)	02/10/37	6,870,000	141,293

CPT Mortgage Trust (19-CPT-A)

2.87% (1)	11/13/39	1,165,000	1,276,280

Credit Suisse Commercial Mortgage Trust (07-C2-AJ)

5.75% (5)	01/15/49	5,146	5,162

CSAIL Commercial Mortgage Trust (19-C17-A4)

2.76%	09/15/52	700,000	756,143

DBUBS Mortgage Trust (17-BRBK-E)

3.65% (1)(5)	10/10/34	320,000	310,523

DC Office Trust (19-MTC-A)

2.97% (1)	09/15/45	550,000	596,316

Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X) (I/O)

0.36% (1)(5)(6)	12/13/28	50,723,460	33,280

GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O)

0.35% (1)(5)	02/10/37	3,150,000	47,411

GS Mortgage Securities Trust (11-GC3-X) (I/O)

0.81% (1)(5)	03/10/44	11,901,359	21,454

GS Mortgage Securities Trust (12-GC6-XB) (I/O)

0.26% (1)(5)(6)	01/10/45	17,397,372	55,421

GS Mortgage Securities Trust (12-GCJ7-XB) (I/O)

0.60% (1)(5)	05/10/45	34,066,382	250,763

GS Mortgage Securities Trust (14-GC18-XB) (I/O)

0.27% (5)	01/10/47	66,563,000	379,116

GS Mortgage Securities Trust (16-GS2-XA) (I/O)

1.80% (5)	05/10/49	5,596,778	355,363

Hudson Yards Mortgage Trust (19-30HY-A)

3.23% (1)	07/10/39	560,000	629,518

Hudson Yards Mortgage Trust (19-55HY-A)

3.04% (1)(5)	12/10/41	550,000	608,651

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

Hudson Yards Mortgage Trust (19-55HY-F)

3.04% (1)(5)	12/10/41	$150,000	$133,229

JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O)

1.07% (5)	11/15/47	8,060,608	209,757

JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O)

1.16% (5)	08/15/47	1,898,860	60,019

JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O)

0.78% (5)	09/15/47	11,138,066	235,696

JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O)

1.18% (5)	03/15/50	13,760,792	634,100

JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)

0.61% (1)(5)	02/15/46	53,787,783	155,336

JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O)

1.58% (1)(5)(6)	07/05/32	4,417,974	109,566

JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O)

1.65% (5)	12/15/47	6,942,163	196,793

JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O)

1.39% (5)	04/15/46	22,747,330	652,811

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A)

3.40% (1)	06/05/39	585,000	654,093

JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C)

3.75% (1)(5)	06/05/39	150,000	148,258

MFT Trust (20-ABC-C)

3.48% (1)(5)	02/10/42	175,000	166,108

MFT Trust (20-ABC-D)

3.48% (1)(5)	02/10/42	180,000	161,005

MKT Mortgage Trust (20-525M-A)

2.69% (1)	02/12/40	335,000	355,099

Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O)

1.54% (5)	11/15/49	7,613,907	470,290

Morgan Stanley Capital I Trust (12-C4-XA) (I/O)

2.25% (1)(5)(6)	03/15/45	5,361,336	131,525

Morgan Stanley Capital I Trust (19-L2-A3)

3.81%	03/15/52	460,000	534,098

Morgan Stanley Capital I Trust (19-L2-A4)

4.07%	03/15/52	980,000	1,155,987

Morgan Stanley Capital I Trust (20-CNP-A)

2.51% (1)(5)	04/05/42	650,000	675,404

Natixis Commercial Mortgage Securities Trust (18-SOX-A)

4.40% (1)	06/17/38	155,000	162,454

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-Agency (Continued)

One Bryant Park Trust (19-OBP-A)

2.52% (1)	09/15/54	$1,295,000	$1,380,227

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A)

3.66% (1)(5)	01/05/43	390,000	405,617

SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B)

4.14% (1)(5)	01/05/43	155,000	142,482

UBS Commercial Mortgage Trust (12-C1-XA) (I/O)

2.25% (1)(5)(6)	05/10/45	5,138,003	133,312

UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O)

1.98% (1)(5)	08/10/49	13,497,921	442,535

UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O)

1.08% (1)(5)	03/10/46	13,155,098	257,297

Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O)

1.91% (1)(5)	10/15/45	5,151,821	157,184

WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O)

1.96% (1)(5)(6)	08/15/45	4,318,952	117,935

WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O)

2.05% (1)(5)	11/15/45	2,539,334	88,606

WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O)

0.86% (5)	06/15/46	8,544,428	137,382

WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O)

0.87% (5)	09/15/46	12,602,693	223,967

WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O)

0.98% (5)	11/15/47	5,502,439	143,822

Worldwide Plaza Trust (17-WWP-A)

3.53% (1)	11/10/36	810,000	897,432

Total Commercial Mortgage-backed Securities — Non-Agency

(Cost: $29,439,385)			26,146,501

Residential Mortgage-backed Securities — Agency —1.3%

Fannie Mae , Pool #AN9293

3.71%	09/01/30	575,000	676,568

Fannie Mae (04-53-QV) (I/O) (I/F)

1.59% (5)	02/25/34	629,490	6,543

Fannie Mae (07-42-SE) (I/O) (I/F)

5.93% (-1.00 x 1 mo. USD LIBOR + 6.110%) (4)	05/25/37	119,816	19,115

Fannie Mae (07-48-SD) (I/O) (I/F)

5.92% (-1.00 x 1 mo. USD LIBOR + 6.100%) (4)	05/25/37	1,403,484	302,401

Fannie Mae (09-69-CS) (I/O) (I/F)

6.57% (-1.00 x 1 mo. USD LIBOR + 6.750%) (4)	09/25/39	257,731	49,682

Freddie Mac (1673-SD) (I/F) (PAC)

17.95% (-2.15 x T10Y + 19.391%) (4)	02/15/24	52,757	63,611

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Freddie Mac (1760-ZD)

0.17% (1 x T10Y—0.500%) (4)	02/15/24	$113,917	$112,891

Freddie Mac (2990-JK) (I/F)

21.27% (-1.00 x 1 mo. USD LIBOR + 22.004%) (4)	03/15/35	107,664	131,536

Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC)

5.45% (-1.00 x 1 mo. USD LIBOR + 5.630%) (4)	03/15/36	2,194,088	454,568

Freddie Mac (3239-SI) (I/O) (I/F) (PAC)

6.47% (-1.00 x 1 mo. USD LIBOR + 6.650%) (4)	11/15/36	505,996	128,667

Freddie Mac (3323-SA) (I/O) (I/F)

5.93% (-1.00 x 1 mo. USD LIBOR + 6.110%) (4)	05/15/37	216,264	32,872

Freddie Mac (3459-JS) (I/O) (I/F)

6.07% (-1.00 x 1 mo. USD LIBOR + 6.250%) (4)	06/15/38	186,238	41,259

Freddie Mac (4030-HS) (I/O) (I/F)

6.43% (-1.00 x 1 mo. USD LIBOR + 6.610%) (4)	04/15/42	1,086,549	229,914

Ginnie Mae (06-35-SA) (I/O) (I/F)

6.41% (-1.00 x 1 mo. USD LIBOR + 6.600%) (4)	07/20/36	1,564,515	367,164

Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC)

4.56% (-1.00 x 1 mo. USD LIBOR + 4.750%) (4)	11/20/36	2,585,244	352,080

Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC)

6.21% (-1.00 x 1 mo. USD LIBOR + 6.400%) (4)	05/20/38	1,276,692	132,050

Ginnie Mae (16-153-IO) (I/O)

3.50%	11/20/46	3,226,704	399,756

Total Residential Mortgage-backed Securities — Agency

(Cost: $2,295,403)			3,500,677

Residential Mortgage-backed Securities — Non-Agency —34.6%

ACE Securities Corp. (04-IN1-A1)

0.82% (1 mo. USD LIBOR + 0.640%) (4)	05/25/34	483,860	447,091

ACE Securities Corp. (07-ASP1-A2C)

0.44% (1 mo. USD LIBOR + 0.260%) (4)	03/25/37	1,448,391	906,597

Adjustable Rate Mortgage Trust (05-4-6A22)

3.69% (5)(7)	08/25/35	546,404	348,310

Adjustable Rate Mortgage Trust (06-1-2A1)

4.08% (5)(7)	03/25/36	437,014	312,773

Ajax Mortgage Loan Trust (19-F-A2)

3.50% (1)	07/25/59	1,300,000	1,310,727

Asset-Backed Funding Certificates (07-NC1-A2)

0.48% (1 mo. USD LIBOR + 0.300%) (1)(4)	05/25/37	1,308,802	1,232,980

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Asset-Backed Securities Corp. Home Equity (06-HE3-A5)

0.45% (1 mo. USD LIBOR + 0.270%) (4)	03/25/36	$1,425,000	$1,363,511

Asset-Backed Securities Corp. Home Equity (07-HE1-A1B)

0.33% (1 mo. USD LIBOR + 0.150%) (4)(7)	12/25/36	555,344	509,651

Banc of America Alternative Loan Trust (05-10-1CB1)

0.58% (1 mo. USD LIBOR + 0.400%) (4)(7)	11/25/35	641,830	522,103

Banc of America Funding Corp. (15-R3-6A2)

0.34% (1)(5)	05/27/36	1,955,648	1,797,895

Banc of America Funding Trust (06-3-4A14)

6.00%	03/25/36	400,835	416,893

Banc of America Funding Trust (06-3-5A3)

5.50% (7)	03/25/36	216,703	204,622

Banc of America Funding Trust (14-R5-1A1)

2.08% (6 mo. USD LIBOR+ 1.500%) (1)(4)	09/26/45	834,169	821,368

Banc of America Funding Trust (15-R4-2A1)

0.37% (1 mo. USD LIBOR + 0.205%) (1)(4)	02/25/37	881,388	856,390

BCMSC Trust (00-A-A4)

8.29% (5)	06/15/30	3,316,690	1,052,003

Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A)

4.22% (5)	10/25/33	359,454	344,041

Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1)

4.27% (1 year Treasury Constant Maturity Rate + 2.300%) (4)	10/25/35	234,016	231,284

Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1)

3.67% (5)(7)	06/25/47	1,144,127	1,043,087

Bear Stearns ALT-A Trust (05-3-4A3)

3.46% (5)	04/25/35	575,835	561,546

Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3)

5.50% (5)	09/25/35	516,244	522,605

Bear Stearns Asset-Backed Securities Trust (06-IM1-A1)

0.41% (1 mo. USD LIBOR + 0.230%) (4)	04/25/36	294,837	395,109

Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O)

0.50% (3)	03/25/37	35,555,006	888,043

Centex Home Equity Loan Trust (05-A-AF5)

5.78% (5)	01/25/35	333,454	330,724

CIM Trust (17-8-A1)

3.00% (1)(5)	12/25/65	774,082	775,066

CIM Trust (18-R2-A1)

3.69% (1)(5)(7)	08/25/57	857,914	835,575

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

CIM Trust (18-R4-A1)

4.07% (1)(5)	12/26/57	$1,117,950	$1,153,871

CIM Trust (19-R1-A)

3.25% (1)(5)	10/25/58	1,176,392	1,093,542

Citigroup Mortgage Loan Trust, Inc. (05-11-A2A)

4.38% (1 year Treasury Constant Maturity Rate + 2.400%) (4)	10/25/35	352,038	355,396

Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A)

3.84% (5)(7)	10/25/35	891,293	804,315

Citigroup Mortgage Loan Trust, Inc. (14-10-2A2)

0.42% (1 mo. USD LIBOR + 0.250%) (1)(4)	07/25/37	1,879,355	1,815,828

CitiMortgage Alternative Loan Trust (06-A3-1A7)

6.00% (7)	07/25/36	826,049	841,067

CitiMortgage Alternative Loan Trust (06-A5-1A8)

6.00% (7)	10/25/36	921,130	906,761

Conseco Finance Securitizations Corp. (99-6-A1)

7.36% (1)(5)	06/01/30	1,477,570	857,536

Conseco Financial Corp. (96-6-M1)

7.95% (5)	09/15/27	181,467	194,694

Conseco Financial Corp. (96-7-M1)

7.70% (5)	09/15/26	424,326	439,470

Conseco Financial Corp. (98-3-A6)

6.76% (5)	03/01/30	79,669	80,022

Conseco Financial Corp. (98-4-A5)

6.18%	04/01/30	176,543	176,745

Conseco Financial Corp. (98-4-A6)

6.53% (5)	04/01/30	107,401	110,026

Conseco Financial Corp. (98-4-A7)

6.87% (5)	04/01/30	113,725	116,894

Countrywide Alternative Loan Trust (05-20CB-4A1)

5.25% (7)	07/25/20	21,657	21,648

Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O)

5.32% (1 mo. USD LIBOR + 5.500%) (3)(4)	04/25/36	6,022,585	1,525,817

Countrywide Asset-Backed Certificates (07-13-2A1)

1.08% (1 mo. USD LIBOR + 0.900%) (4)	10/25/47	669,683	632,124

Countrywide Home Loans (04-HYB4-B1)

3.75% (5)	09/20/34	1,029,655	479,718

Countrywide Home Loans (06-14-X) (I/O)

0.13% (3)(5)	09/25/36	16,203,213	61,614

Countrywide Home Loans (06-HYB2-1A1)

4.04% (5)(7)	04/20/36	872,165	693,325

Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2)

0.92% (1 mo. USD LIBOR + 0.740%) (4)	06/25/34	127,317	124,843

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)

6.50% (7)	01/25/36	$1,182,485	$636,851

Credit Suisse Mortgage Capital Certificates (06-6-1A8)

6.00% (7)	07/25/36	589,252	455,212

Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1)

3.38% (5)	12/25/32	469,313	477,601

Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)

3.20% (5)	01/25/36	1,275,174	1,044,960

Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2)

3.26% (5)	12/25/36	2,328,523	1,888,071

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)

3.92% (5)	02/25/37	1,069,319	850,993

Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)

3.92% (5)	02/25/37	1,050,619	836,012

Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3)

3.63% (5)	03/25/37	1,376,116	731,177

CSMC Trust (19-RPL2-A1A)

4.34% (1)	11/25/58	1,114,857	1,100,596

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2)

5.08% (5)(7)	06/25/36	1,540,269	1,476,339

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)

0.37% (1 mo. USD LIBOR + 0.190%) (4)(7)	02/25/37	537,992	469,389

DSLA Mortgage Loan Trust (06-AR2-2A1A)

0.39% (1 mo. USD LIBOR + 0.200%) (4)	10/19/36	444,664	357,134

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3)

0.33% (1 mo. USD LIBOR + 0.150%) (4)	08/25/36	1,386,637	1,210,816

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C)

0.34% (1 mo. USD LIBOR + 0.160%) (4)	10/25/36	890,088	652,358

First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)

0.39% (1 mo. USD LIBOR + 0.210%) (4)	12/25/37	808,207	725,598

First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1)

3.01% (5)(7)	12/25/35	387,321	332,337

Greenpoint Manufactured Housing (00-1-A4)

8.14% (5)	03/20/30	677,930	604,917

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

GSAA Home Equity Trust (06-13-AF6)

6.04% (5)	07/25/36	$1,438,141	$691,324

GSC Capital Corp. Mortgage Trust (06-2-A1)

0.36% (1 mo. USD LIBOR + 0.180%) (4)(7)	05/25/36	320,595	290,446

GSR Mortgage Loan Trust (05-AR3-6A1)

3.74% (5)	05/25/35	283,708	270,162

HSI Asset Loan Obligation Trust (07-2-2A12)

6.00%	09/25/37	447,198	419,442

Indymac INDX Mortgage Loan Trust (04-AR6-5A1)

4.01% (5)	10/25/34	390,744	387,899

Indymac INDX Mortgage Loan Trust (05-AR19-A1)

3.37% (5)	10/25/35	542,664	461,352

Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O)

2.57% (3)(5)	07/25/36	157,347	1,538

Indymac INDX Mortgage Loan Trust (06-AR9-1A1)

3.67% (5)	06/25/36	747,420	574,264

Indymac INDX Mortgage Loan Trust (07-AR5-2A1)

3.44% (5)(7)	05/25/37	960,242	862,137

Indymac INDX Mortgage Loan Trust (07-FLX2-A1C)

0.37% (1 mo. USD LIBOR + 0.190%) (4)	04/25/37	2,051,990	1,812,038

JPMorgan Alternative Loan Trust (06-A2-5A1)

3.63% (5)(7)	05/25/36	577,182	419,169

JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3)

3.16% (5)	10/25/35	113,425	113,421

JPMorgan Mortgage Acquisition Trust (06-WF1-A5)

6.41% (5)	07/25/36	2,326,031	1,097,710

JPMorgan Mortgage Acquisition Trust (07-CH4-A4)

0.34% (1 mo. USD LIBOR + 0.160%) (4)	01/25/36	154,503	153,796

JPMorgan Mortgage Trust (04-A6-5A1)

3.62% (5)	12/25/34	299,489	275,825

JPMorgan Mortgage Trust (07-S2-1A1)

5.00%	06/25/37	201,376	123,122

JPMorgan Resecuritization Trust (15-4-1A5)

0.36% (1 mo. USD LIBOR + 0.190%) (1)(4)	06/26/47	1,863,000	1,633,508

JPMorgan Resecuritization Trust (15-4-2A2)

4.00% (1)(5)	06/26/47	4,259,965	2,670,372

Legacy Mortgage Asset Trust (19-GS4-A1)

3.44% (1)(5)(7)	05/25/59	1,159,191	1,121,145

Lehman Mortgage Trust (06-7-2A5) (I/O)

6.37% (1 mo. USD LIBOR + 6.550%) (3)(4)	11/25/36	3,344,404	1,223,182

Lehman XS Trust (06-10N-1A3A)

0.39% (1 mo. USD LIBOR + 0.210%) (4)(7)	07/25/46	737,103	702,710

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Lehman XS Trust (06-12N-A31A)

0.38% (1 mo. USD LIBOR + 0.200%) (4)	08/25/46	$1,029,867	$944,928

Long Beach Mortgage Loan Trust (04-4-M1)

1.08% (1 mo. USD LIBOR + 0.900%) (4)	10/25/34	818,462	797,352

MASTR Alternative Loan Trust (06-2-2A2) (I/O)

6.92% (1 mo. USD LIBOR + 7.100%) (3)(4)	03/25/36	5,936,545	1,658,937

MASTR Alternative Loans Trust (07-HF1-4A1)

7.00% (7)	10/25/47	1,093,329	723,806

MASTR Asset-Backed Securities Trust (06-NC1-A4)

0.78% (1 mo. USD LIBOR + 0.600%) (4)	01/25/36	78,397	74,680

MASTR Asset-Backed Securities Trust (07-HE1-A4)

0.46% (1 mo. USD LIBOR + 0.280%) (4)	05/25/37	2,000,000	1,579,110

Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2)

0.39% (1 mo. USD LIBOR + 0.210%) (4)	04/25/37	1,213,605	1,069,325

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)

0.31% (1 mo. USD LIBOR + 0.130%) (4)(7)	06/25/37	646,803	477,823

Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C)

0.36% (1 mo. USD LIBOR + 0.180%) (4)(7)	06/25/37	1,320,758	983,007

Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)

2.57% (1 year Treasury Constant Maturity Rate + 2.400%) (4)(7)	08/25/36	230,381	214,920

Mid-State Trust (04-1-B)

8.90%	08/15/37	264,283	292,512

Mid-State Trust (04-1-M1)

6.50%	08/15/37	264,283	272,413

Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1)

0.32% (1 mo. USD LIBOR + 0.140%) (4)	04/25/36	470,122	437,944

Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1)

3.34% (5)	11/25/37	420,421	422,787

New Century Home Equity Loan Trust (05-B-A2D)

0.58% (1 mo. USD LIBOR + 0.400%) (4)	10/25/35	430,863	429,325

Nomura Asset Acceptance Corp. (06-AR1-1A)

4.82% (5)	02/25/36	926,666	860,619

Oakwood Mortgage Investors, Inc. (00-A-A4)

8.15% (5)	09/15/29	1,779,930	866,954

Oakwood Mortgage Investors, Inc. (00-D-A4)

7.40% (5)	07/15/30	707,326	276,596

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Oakwood Mortgage Investors, Inc. (01-C-A3)

6.61% (5)	06/15/31	$1,671,028	$389,460

Oakwood Mortgage Investors, Inc. (01-D-A3)

5.90% (5)	09/15/22	771,651	566,763

Oakwood Mortgage Investors, Inc. (01-D-A4)

6.93% (5)	09/15/31	447,078	355,801

Oakwood Mortgage Investors, Inc. (02-A-A3)

6.03% (5)	05/15/24	181,438	186,423

Oakwood Mortgage Investors, Inc. (98-A-M)

6.83% (5)	05/15/28	101,103	102,741

Oakwood Mortgage Investors, Inc. (99-B-A4)

6.99%	12/15/26	159,236	162,526

Oakwood Mortgage Investors, Inc. (99-E-A1)

7.61% (5)	03/15/30	842,203	698,185

Popular ABS Mortgage Pass-Through Trust (05-6-A4)

3.61% (5)	01/25/36	356,464	358,207

RALI Series Trust (06-QS13-1A2) (I/O)

6.98% (1 mo. USD LIBOR + 7.160%) (3)(4)	09/25/36	4,036,412	827,839

RALI Series Trust (06-QS7-A2)

6.00% (7)	06/25/36	545,386	469,801

RASC Series Trust (05-KS11-M1)

0.58% (1 mo. USD LIBOR + 0.400%) (4)	12/25/35	65,684	65,847

RBSSP Resecuritization Trust (12-6-4A2)

0.50% (1 mo. USD LIBOR + 0.330%) (1)(4)	01/26/36	2,301,568	2,208,027

Residential Accredit Loans, Inc. (05-QA7-A1)

3.71% (5)(7)	07/25/35	937,767	803,719

Residential Accredit Loans, Inc. (05-QA8-CB21)

4.26% (5)(7)	07/25/35	489,879	361,576

Residential Accredit Loans, Inc. (06-QA10-A2)

0.36% (1 mo. USD LIBOR + 0.180%) (4)(7)	12/25/36	764,181	679,619

Residential Accredit Loans, Inc. (06-QS1-A3) (PAC)

5.75% (7)	01/25/36	435,858	401,136

Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)

0.35% (3)(5)	08/25/36	10,496,028	140,501

Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)

0.76% (3)(5)	06/25/36	4,818,852	112,993

Residential Accredit Loans, Inc. (06-QS8-A3)

6.00% (7)	08/25/36	945,034	893,910

Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)

0.33% (3)(5)	01/25/37	12,065,492	128,087

Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)

0.35% (3)(5)	02/25/37	12,387,956	148,917

Residential Accredit Loans, Inc. (07-QS6-A62) (TAC)

5.50% (7)	04/25/37	285,709	262,143

Residential Asset Securitization Trust (05-A15-4A1)

6.00%	02/25/36	1,024,033	570,341

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-Agency (Continued)

Residential Asset Securitization Trust (07-A5-AX) (I/O)

6.00% (3)	05/25/37	$2,091,472	$383,552

Residential Funding Mortgage Securities (06-S9-AV) (I/O)

0.33% (3)(5)	09/25/36	28,322,673	324,838

Saxon Asset Securities Trust (07-3-2A4)

0.67% (1 mo. USD LIBOR + 0.490%) (4)	09/25/47	2,926,000	2,348,382

Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C)

0.40% (1 mo. USD LIBOR + 0.220%) (4)	01/25/37	4,614,000	3,113,821

Soundview Home Loan Trust (06-1-A4)

0.48% (1 mo. USD LIBOR + 0.300%) (4)	02/25/36	527,870	518,333

Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1)

3.94% (5)(7)	10/25/35	237,642	227,123

Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1)

3.92% (5)(7)	10/25/47	370,395	298,793

Structured Asset Mortgage Investments II Trust (06-AR4-5A1)

0.36% (1 mo. USD LIBOR + 0.180%) (4)(7)	06/25/36	1,013,398	875,340

WAMU Asset-Backed Certificates (07-HE1-2A3)

0.33% (1 mo. USD LIBOR + 0.150%) (4)	01/25/37	2,025,092	1,178,533

Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O)

5.89% (1 mo. USD LIBOR + 6.070%) (3)(4)	06/25/37	2,979,610	414,618

Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4)

4.03% (5)	04/25/37	231,740	217,509

Total Residential Mortgage-backed Securities — Non-Agency

(Cost: $85,834,985)			92,848,615

Total Mortgage-backed Securities

(Cost: $135,420,014)			138,070,991

CORPORATE BONDS — 32.2%

Aerospace/Defense — 0.2%

BAE Systems Holdings, Inc.

2.85% (1)	12/15/20	500,000	503,314

Agriculture — 0.5%

BAT Capital Corp.

4.54%	08/15/47	130,000	141,376

Reynolds American, Inc.

5.85%	08/15/45	975,000	1,203,335

			1,344,711

Issues	Maturity Date	Principal Amount	Value

Airlines — 0.3%

America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC)

7.10%	10/02/22	$141,414	$116,214

Continental Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC)

7.71%	10/02/22	119,518	119,546

Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)

6.72%	07/02/24	320,538	309,366

US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)

6.25%	10/22/24	377,071	317,260

			862,386

Auto Manufacturers — 1.8%

Daimler Finance North America LLC

1.29% (3 mo. USD LIBOR + 0.900%) (1)(4)	02/15/22	700,000	691,854

Ford Motor Credit Co. LLC

1.58% (3 mo. USD LIBOR + 1.270%) (4)	03/28/22	345,000	322,648

2.34%	11/02/20	140,000	139,475

3.20%	01/15/21	1,525,000	1,509,750

3.34%	03/28/22	645,000	628,343

General Motors Co.

4.88%	10/02/23	150,000	160,132

General Motors Financial Co., Inc.

3.15%	06/30/22	180,000	183,256

3.20%	07/06/21	90,000	91,013

3.45%	04/10/22	55,000	56,096

4.20%	11/06/21	95,000	97,651

4.38%	09/25/21	906,000	930,713

			4,810,931

Banks — 4.0%

Bank of America Corp.

1.32% (SOFR + 1.150%) (4)	06/19/26	255,000	255,926

2.88% (3 mo. USD LIBOR + 1.190%) (4)	10/22/30	190,000	205,722

3.12% (3 mo. USD LIBOR + 1.160%) (4)	01/20/23	306,000	317,016

4.08% (3 mo. USD LIBOR + 3.150%) (4)	03/20/51	810,000	1,005,669

Citigroup, Inc.

2.57% (SOFR + 2.107%) (4)	06/03/31	470,000	486,741

4.41% (SOFR + 3.914%) (4)	03/31/31	440,000	522,703

Comerica, Inc.

5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%) (4)	12/31/99	395,000	401,913

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

Goldman Sachs Group, Inc. (The)

2.60%	02/07/30	$110,000	$115,754

3.69% (3 mo. USD LIBOR + 1.510%) (4)	06/05/28	180,000	201,664

3.81% (3 mo. USD LIBOR + 1.158%) (4)	04/23/29	250,000	283,713

JPMorgan Chase & Co.

2.18% (SOFR + 1.890%) (4)	06/01/28	505,000	523,404

3.56% (3 mo. USD LIBOR + 0.730%) (4)	04/23/24	1,000,000	1,070,943

Lloyds Banking Group PLC (United Kingdom)

2.86% (3 mo. USD LIBOR + 1.249%) (4)	03/17/23	420,000	432,806

3.87% (1 year Treasury Constant Maturity Rate + 3.500%) (4)	07/09/25	285,000	309,948

3.90%	03/12/24	405,000	443,819

Morgan Stanley

0.76% (SOFR + 0.700%) (4)	01/20/23	100,000	99,673

3.88%	04/29/24	400,000	442,549

Santander UK Group Holdings PLC (United Kingdom)

3.37% (3 mo. USD LIBOR + 1.080%) (4)	01/05/24	435,000	456,901

Santander UK PLC (United Kingdom)

3.40%	06/01/21	975,000	1,001,048

Wells Fargo & Co.

2.39% (SOFR + 2.100%) (4)	06/02/28	320,000	330,944

2.57% (3 mo. USD LIBOR + 1.000%) (4)	02/11/31	625,000	654,478

2.88% (3 mo. USD LIBOR + 1.170%) (4)	10/30/30	195,000	208,638

3.07% (SOFR + 2.530%) (4)	04/30/41	390,000	408,323

5.01% (3 mo. USD LIBOR + 4.240%) (4)	04/04/51	465,000	648,266

			10,828,561

Beverages — 0.4%

Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc.

4.90%	02/01/46	59,000	72,421

Anheuser-Busch InBev Worldwide, Inc.

4.50%	06/01/50	610,000	726,317

Bacardi, Ltd.

4.70% (1)	05/15/28	15,000	16,988

5.30% (1)	05/15/48	205,000	253,990

			1,069,716

Issues	Maturity Date	Principal Amount	Value

Biotechnology — 0.1%

Amgen, Inc.

4.40%	05/01/45	$110,000	$136,662

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

5.00%	09/26/48	410,000	479,108

Commercial Services — 0.7%

Duke University

2.68%	10/01/44	260,000	273,439

Emory University

2.14%	09/01/30	260,000	271,011

IHS Markit, Ltd.

4.00% (1)	03/01/26	73,000	80,323

4.75% (1)	02/15/25	370,000	415,551

5.00% (1)	11/01/22	711,000	763,486

			1,803,810

Computers — 0.2%

Apple, Inc.

3.00%	11/13/27	400,000	449,834

Dell International LLC / EMC Corp.

4.42% (1)	06/15/21	190,000	195,327

			645,161

Diversified Financial Services — 1.7%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)

3.65%	07/21/27	120,000	106,317

3.88%	01/23/28	130,000	117,332

3.95%	02/01/22	415,000	415,316

4.13%	07/03/23	135,000	132,166

4.50%	05/15/21	300,000	301,904

Air Lease Corp.

3.50%	01/15/22	490,000	495,207

Avolon Holdings Funding, Ltd.

2.88% (1)	02/15/25	305,000	257,348

3.95% (1)	07/01/24	85,000	75,174

5.13% (1)	10/01/23	30,000	27,786

5.25% (1)	05/15/24	25,000	22,890

GE Capital International Funding Co. Unlimited Co. (Ireland)

4.42%	11/15/35	1,115,000	1,122,293

Park Aerospace Holdings, Ltd.

4.50% (1)	03/15/23	250,000	228,214

5.25% (1)	08/15/22	170,000	159,652

5.50% (1)	02/15/24	470,000	430,317

Raymond James Financial, Inc.

5.63%	04/01/24	650,000	739,731

			4,631,647

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Electric — 0.5%

FirstEnergy Transmission LLC

4.35% (1)	01/15/25	$750,000	$851,525

Puget Energy, Inc.

6.00%	09/01/21	500,000	527,649

			1,379,174

Engineering & Construction — 0.4%

Heathrow Funding, Ltd. (United Kingdom)

4.88% (1)	07/15/23	700,000	719,306

PowerTeam Services LLC

9.03% (1)	12/04/25	410,000	418,403

			1,137,709

Entertainment — 0.4%

Churchill Downs, Inc.

4.75% (1)	01/15/28	240,000	232,155

5.50% (1)	04/01/27	452,000	442,653

Colt Merger Sub, Inc.

6.25% (1)	07/01/25	273,000	272,414

Live Nation Entertainment, Inc.

4.75% (1)	10/15/27	135,000	116,452

			1,063,674

Environmental Control — 0.3%

Clean Harbors, Inc.

5.13% (1)	07/15/29	275,000	287,969

GFL Environmental, Inc. (Canada)

5.13% (1)	12/15/26	157,000	162,669

Waste Pro USA, Inc.

5.50% (1)	02/15/26	430,000	411,680

			862,318

Food — 1.2%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.

5.50% (1)	01/15/30	25,000	25,667

Kraft Heinz Foods Co.

4.38%	06/01/46	675,000	663,242

4.88% (1)	10/01/49	700,000	726,166

5.00%	06/04/42	328,000	346,049

5.00%	07/15/35	325,000	358,256

5.20%	07/15/45	80,000	86,881

6.38%	07/15/28	210,000	249,096

7.13% (1)	08/01/39	140,000	176,460

Kroger Co. (The)

4.45%	02/01/47	60,000	73,709

Lamb Weston Holdings, Inc.

4.63% (1)	11/01/24	120,000	124,813

Pilgrim’s Pride Corp.

5.88% (1)	09/30/27	250,000	250,545

Issues	Maturity Date	Principal Amount	Value

Food (Continued)

Post Holdings, Inc.

4.63% (1)	04/15/30	$25,000	$24,516

5.50% (1)	12/15/29	130,000	134,655

5.75% (1)	03/01/27	115,000	120,175

			3,360,230

Healthcare-Products — 0.4%

Hologic, Inc.

4.63% (1)	02/01/28	320,000	336,800

Zimmer Biomet Holdings, Inc.

3.55%	03/20/30	670,000	725,062

			1,061,862

Healthcare-Services — 2.4%

Anthem, Inc.

3.65%	12/01/27	430,000	490,237

Catalent Pharma Solutions, Inc.

4.88% (1)	01/15/26	285,000	290,347

Centene Corp.

3.38%	02/15/30	548,000	554,001

4.63%	12/15/29	275,000	290,812

5.38% (1)	08/15/26	157,000	163,951

Encompass Health Corp.

4.75%	02/01/30	425,000	406,593

HCA, Inc.

5.00%	03/15/24	565,000	628,094

5.25%	06/15/49	397,000	476,769

5.63%	09/01/28	100,000	111,750

5.88%	02/01/29	100,000	113,330

Humana, Inc.

2.90%	12/15/22	435,000	454,990

4.95%	10/01/44	125,000	164,553

IQVIA, Inc.

5.00% (1)	05/15/27	200,000	205,500

Molina Healthcare, Inc.

5.38%	11/15/22	140,000	143,111

NYU Hospitals Center

4.43%	07/01/42	700,000	787,368

Tenet Healthcare Corp.

4.63%	07/15/24	234,000	229,588

4.88% (1)	01/01/26	223,000	217,485

5.13% (1)	11/01/27	525,000	519,540

UnitedHealth Group, Inc.

2.90%	05/15/50	80,000	84,651

3.70%	08/15/49	175,000	208,364

			6,541,034

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Household Products/Wares — 0.1%

Spectrum Brands, Inc.

5.75%	07/15/25	$135,000	$139,897

6.13%	12/15/24	135,000	139,053

			278,950

Insurance — 1.1%

Aon Corp.

2.80%	05/15/30	395,000	423,223

Berkshire Hathaway Finance Corp.

4.25%	01/15/49	330,000	424,715

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	614,771

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1)(4)	11/01/57	5,000	5,082

Nationwide Mutual Insurance Co.

2.60% (3 mo. USD LIBOR + 2.290%) (1)(4)	12/15/24	1,000,000	996,270

Teachers Insurance & Annuity Association of America

3.30% (1)	05/15/50	500,000	516,780

			2,980,841

Machinery-Diversified — 0.0%

Titan Acquisition, Ltd. / Titan Co-Borrower LLC

7.75% (1)	04/15/26	140,000	133,172

Media — 1.1%

CCO Holdings LLC / CCO Holdings Capital Corp.

4.50% (1)	08/15/30	436,000	449,080

4.50% (1)	05/01/32	127,000	128,946

5.38% (1)	06/01/29	265,000	279,877

Charter Communications Operating LLC / Charter Communications Operating Capital

4.91%	07/23/25	150,000	172,857

6.48%	10/23/45	150,000	201,710

CSC Holdings LLC

5.38% (1)	02/01/28	25,000	26,198

6.50% (1)	02/01/29	550,000	602,594

Sirius XM Radio, Inc.

3.88% (1)	08/01/22	130,000	131,314

Virgin Media Secured Finance PLC (United Kingdom)

5.50% (1)	08/15/26	200,000	205,169

5.50% (1)	05/15/29	225,000	235,531

Walt Disney Co. (The)

2.65%	01/13/31	65,000	69,174

3.60%	01/13/51	435,000	486,869

			2,989,319

Issues	Maturity Date	Principal Amount	Value

Mining — 0.4%

Corp. Nacional del Cobre de Chile

3.63% (8)	08/01/27	$350,000	$376,250

Indonesia Asahan Aluminium Persero PT

6.53% (1)	11/15/28	500,000	593,765

			970,015

Miscellaneous Manufacturers — 0.7%

General Electric Co.

0.87% (3 mo. USD LIBOR + 0.480%) (4)	08/15/36	2,400,000	1,553,388

6.75%	03/15/32	350,000	426,154

			1,979,542

Oil & Gas — 1.5%

Antero Resources Corp.

5.00%	03/01/25	496,000	294,190

5.13%	12/01/22	125,000	90,591

BP Capital Markets America, Inc.

3.63%	04/06/30	255,000	289,942

Chevron Corp.

2.24%	05/11/30	390,000	410,309

Endeavor Energy Resources LP / EER Finance, Inc.

5.50% (1)	01/30/26	52,000	49,941

EQT Corp.

3.90%	10/01/27	140,000	114,311

Gulfport Energy Corp.

6.38%	05/15/25	35,000	17,586

Pertamina Persero PT (Indonesia)

3.10% (1)	08/25/30	400,000	403,619

Petrobras Global Finance BV (Netherlands)

5.09% (1)	01/15/30	286,000	283,994

Petroleos del Peru S.A.

4.75% (8)	06/19/32	200,000	222,712

Petroleos Mexicanos (Mexico)

5.95% (1)	01/28/31	180,000	148,563

6.63%	06/15/35	385,000	314,237

6.75%	09/21/47	75,000	57,797

6.95% (1)	01/28/60	130,000	100,295

7.69% (1)	01/23/50	365,000	305,870

Petronas Capital, Ltd.

3.50% (1)	04/21/30	200,000	222,690

Range Resources Corp.

4.88%	05/15/25	310,000	234,430

Transocean Pontus, Ltd.

6.13% (1)	08/01/25	85,170	74,950

Transocean Poseidon, Ltd.

6.88% (1)	02/01/27	314,000	271,610

			3,907,637

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

Oil & Gas Services — 0.1%

Transocean Proteus, Ltd.

6.25% (1)	12/01/24	$126,750	$117,244

USA Compression Partners LP / USA Compression Finance Corp.

6.88%	04/01/26	162,000	156,911

6.88%	09/01/27	127,000	121,406

			395,561

Packaging & Containers — 0.6%

Amcor Finance USA, Inc.

3.63%	04/28/26	400,000	435,714

Ball Corp.

4.00%	11/15/23	90,000	94,163

Berry Global, Inc.

4.88% (1)	07/15/26	111,000	112,781

Graphic Packaging International LLC

4.75% (1)	07/15/27	130,000	138,450

Matthews International Corp.

5.25% (1)	12/01/25	160,000	147,200

Mauser Packaging Solutions Holding Co.

5.50% (1)	04/15/24	25,000	24,609

Sealed Air Corp.

4.00% (1)	12/01/27	25,000	25,125

5.50% (1)	09/15/25	140,000	152,068

Trivium Packaging Finance BV (Netherlands)

5.50% (1)	08/15/26	425,000	432,807

			1,562,917

Pharmaceuticals — 2.9%

AbbVie, Inc.

3.25% (1)	10/01/22	500,000	526,612

4.05% (1)	11/21/39	65,000	76,144

4.25% (1)	11/21/49	700,000	849,373

4.45%	05/14/46	153,000	187,566

4.88%	11/14/48	275,000	359,185

Bausch Health Cos, Inc. (Canada)

7.00% (1)	03/15/24	385,000	400,234

Bayer US Finance II LLC

3.88% (1)	12/15/23	140,000	153,685

4.25% (1)	12/15/25	175,000	201,209

4.38% (1)	12/15/28	920,000	1,075,923

4.63% (1)	06/25/38	375,000	458,164

4.88% (1)	06/25/48	335,000	429,027

Becton Dickinson and Co.

1.18% (3 mo. USD LIBOR + 0.875%) (4)	12/29/20	300,000	300,025

Cigna Corp.

2.40%	03/15/30	140,000	145,450

3.88% (1)	10/15/47	170,000	195,378

4.13%	11/15/25	750,000	862,554

Issues	Maturity Date	Principal Amount	Value

Pharmaceuticals (Continued)

CVS Health Corp.

5.05%	03/25/48	$1,125,000	$1,474,082

			7,694,611

Pipelines — 1.5%

Cheniere Energy Partners LP

5.25%	10/01/25	25,000	24,943

Enbridge Energy Partners LP

5.88%	10/15/25	50,000	59,742

Energy Transfer Operating LP

3.75%	05/15/30	170,000	169,422

5.00%	05/15/50	160,000	152,045

NGPL PipeCo LLC

4.38% (1)	08/15/22	190,000	196,103

Pipeline Funding Co. LLC

7.50% (1)	01/15/30	460,650	623,301

Plains All American Pipeline LP / PAA Finance Corp.

4.65%	10/15/25	500,000	539,190

Rockies Express Pipeline LLC

4.95% (1)	07/15/29	425,000	396,459

Sunoco Logistics Partners Operations LP

5.40%	10/01/47	831,000	818,265

Targa Resources Partners LP / Targa Resources Partners Finance Corp.

6.88%	01/15/29	127,000	133,278

Texas Eastern Transmission LP

2.80% (1)	10/15/22	300,000	306,938

TransMontaigne Partners LP / TLP Finance Corp.

6.13%	02/15/26	115,000	111,406

Williams Partners LP

6.30%	04/15/40	300,000	376,639

			3,907,731

REIT — 1.5%

Boston Properties LP

3.25%	01/30/31	260,000	280,995

CyrusOne LP / CyrusOne Finance Corp.

2.90%	11/15/24	280,000	294,515

3.45%	11/15/29	1,045,000	1,088,279

GLP Capital LP / GLP Financing II, Inc.

5.30%	01/15/29	210,000	229,536

5.38%	04/15/26	721,000	789,426

5.75%	06/01/28	345,000	381,089

HCP, Inc.

4.25%	11/15/23	15,000	16,344

Hudson Pacific Properties LP

3.95%	11/01/27	275,000	285,448

MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.

5.63%	05/01/24	135,000	140,079

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

REIT (Continued)

Piedmont Operating Partnership LP

3.40%	06/01/23	$425,000	$432,071

			3,937,782

Retail — 0.8%

Alimentation Couche-Tard, Inc. (Canada)

2.70% (1)	07/26/22	140,000	143,424

3.80% (1)	01/25/50	390,000	405,766

Rite Aid Corp.

6.13% (1)	04/01/23	200,000	194,825

Starbucks Corp.

2.25%	03/12/30	275,000	286,381

Walgreens Boots Alliance, Inc.

3.45%	06/01/26	755,000	818,446

4.80%	11/18/44	225,000	244,829

			2,093,671

Savings & Loans — 0.1%

Nationwide Building Society (United Kingdom)

3.77% (3 mo. USD LIBOR + 1.064%) (1)(4)	03/08/24	275,000	290,022

Semiconductors — 0.6%

Broadcom Corp. / Broadcom Cayman Finance, Ltd.

3.63%	01/15/24	165,000	177,611

Intel Corp.

4.75%	03/25/50	650,000	920,475

NXP BV / NXP Funding LLC (Netherlands)

4.13% (1)	06/01/21	200,000	206,013

4.63% (1)	06/15/22	200,000	213,120

			1,517,219

Software — 0.2%

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.

5.75% (1)	03/01/25	25,000	24,813

Fiserv, Inc.

2.65%	06/01/30	260,000	276,077

SS&C Technologies, Inc.

5.50% (1)	09/30/27	210,000	214,031

			514,921

Telecommunications — 3.2%

AT&T, Inc.

4.75%	05/15/46	505,000	606,364

4.80%	06/15/44	115,000	135,486

4.85%	03/01/39	348,000	421,270

5.25%	03/01/37	705,000	883,996

C&W Senior Financing DAC

6.88% (1)	09/15/27	200,000	199,081

Issues	Maturity Date	Principal Amount	Value

Telecommunications (Continued)

Intelsat Jackson Holdings S. A. (Luxembourg)

8.50% (1)(9)	10/15/24	$535,000	$327,019

9.75% (1)(9)	07/15/25	321,000	197,718

Koninklijke KPN NV (Netherlands)

8.38%	10/01/30	140,000	205,055

Level 3 Financing, Inc.

4.63% (1)	09/15/27	166,000	167,717

5.38%	05/01/25	190,000	195,938

Qwest Corp.

7.25%	09/15/25	250,000	284,375

SES Global Americas Holdings GP

5.30% (1)	03/25/44	675,000	673,213

Sprint Corp.

7.88%	09/15/23	373,000	420,556

Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC

3.36% (1)	03/20/23	215,625	219,060

4.74% (1)	09/20/29	800,000	871,092

T-Mobile USA, Inc.

2.55% (1)	02/15/31	495,000	497,980

3.88% (1)	04/15/30	175,000	195,096

4.38% (1)	04/15/40	350,000	406,383

4.50%	02/01/26	113,000	115,384

4.75%	02/01/28	186,000	197,421

6.00%	03/01/23	44,000	44,258

6.00%	04/15/24	263,000	269,526

6.50%	01/15/24	71,000	72,392

Vodafone Group PLC (United Kingdom)

4.88%	06/19/49	759,000	960,853

			8,567,233

Transportation — 0.1%

Empresa de Transporte de Pasajeros Metro SA

3.65% (1)	05/07/30	200,000	216,375

Total Corporate Bonds

(Cost: $83,004,931)			86,459,527

MUNICIPAL BONDS — 2.1%

Alabama Economic Settlement Authority, Revenue Bond

4.26%	09/15/32	705,000	843,814

City of New York, New York, Build America Bonds

6.65%	12/01/31	1,000,000	1,024,980

Commonwealth of Massachusetts

3.00%	03/01/48	285,000	302,915

Metropolitan Transportation Authority, Revenue Bond

5.18%	11/15/49	390,000	456,386

New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond

4.00%	08/01/38	370,000	418,326

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2020

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (Continued)

New York State Dormitory Authority, Revenue Bond

5.29%	03/15/33	$1,000,000	$1,266,670

Regents of the University of California Medical Center Pooled, Revenue Bond

3.26%	05/15/60	695,000	725,434

San Francisco City and County Airport Comm-San Francisco International Airport, Revenue Bond

5.00%	05/01/49	485,000	581,428

State of California, General Obligation

7.95%	03/01/36	105	101

Total Municipal Bonds

(Cost: $5,335,121)			5,620,054

FOREIGN GOVERNMENT BONDS — 1.4%

Abu Dhabi Government International Bond

2.50% (8)	09/30/29	200,000	210,154

Colombia Government International Bond

3.00%	01/30/30	250,000	247,527

4.50%	01/28/26	200,000	216,971

Dominican Republic International Bond

6.00% (8)	07/19/28	250,000	252,617

Egypt Government International Bond

5.58% (1)	02/21/23	200,000	204,938

Mexico Government International Bond

3.25%	04/16/30	600,000	595,164

Panama Government International Bond

4.00%	09/22/24	250,000	272,969

Qatar Government International Bond

4.50% (8)	04/23/28	350,000	413,656

Saudi Government International Bond

3.63% (8)	03/04/28	500,000	551,250

3.75% (1)	01/21/55	200,000	204,442

South Africa Government Bond

4.88%	04/14/26	350,000	351,001

Uruguay Government International Bond

4.38%	01/23/31	200,000	234,098

Total Foreign Government Bonds

(Cost: $3,657,787)			3,754,787

Total Fixed Income Securities

(Cost: $249,286,366)			254,759,832

		Shares

COMMON STOCK — 4.2%

BANKS — 1.7%

Bank of America Corp.		62,400	1,482,000

Comerica, Inc.		18,823	717,157

JPMorgan Chase & Co.		14,400	1,354,464

Wells Fargo & Co.		38,967	997,555

			4,551,176

Issues	Maturity Date	Shares	Value

OIL & GAS — 1.5%

BP PLC (SP ADR) (United Kingdom)		25,680	$598,858

Chevron Corp.		6,954	620,505

ConocoPhillips		18,012	756,864

Exxon Mobil Corp.		19,680	880,090

Royal Dutch Shell PLC (SP ADR) (United Kingdom)		18,856	616,403

TOTAL SA (SP ADR) (France)		16,370	629,590

			4,102,310

REIT — 1.0%

AGNC Investment Corp.		112,141	1,446,619

Annaly Capital Management, Inc.		165,767	1,087,431

			2,534,050

Total Common Stock

(Cost: $9,553,321)			11,187,536

MONEY MARKET INVESTMENTS — 2.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.12% (10)		7,526,997	7,526,997

Total Money Market Investments

(Cost: $7,526,997)			7,526,997

		Principal Amount

U.S. TREASURY SECURITIES — 0.7%

U.S. Treasury Bill

0.13% (11)(12)	09/10/20	$1,957,000	1,956,518

Total U.S. Treasury Securities

(Cost: $1,956,077)			1,956,518

Total Investments (102.7%)

(Cost: $268,322,761)			275,430,883

Liabilities In Excess Of Other Assets (-2.7%)			(7,308,080)

Net Assets (100.0%)			$268,122,803

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
Short Futures
163	5-Year U.S. Treasury Note Futures	09/30/20	$(20,442,749)	$(20,495,977)	$(53,228)
137	10-Year U.S. Ultra Treasury Note Futures	09/21/20	(21,442,925)	(21,575,359)	(132,434)
89	U.S. Ultra Long Bond Futures	09/21/20	(19,455,749)	(19,415,906)	39,843

			$(61,341,423)	$(61,487,242)	$(145,819)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
TAC	Target Amortization Class.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2020, the value of these securities amounted to $81,758,629 or 30.5% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Security is not accruing interest.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2020.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Restricted security (Note 9).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2020, the value of these securities amounted to $2,026,639 or 0.8% of net assets.
(9)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(10)	Rate disclosed is the 7-day net yield as of June 30, 2020.
(11)	Rate shown represents yield-to-maturity.
(12)	All or a portion of this security is held as collateral for open futures contracts.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2020

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	34.6%
Corporate Bonds	32.2
Commercial Mortgage-Backed Securities — Non-Agency	9.8
Asset-Backed Securities	7.8
Commercial Mortgage-Backed Securities — Agency	5.8
Common Stock	4.2
Money Market Investments	2.8
Municipal Bonds	2.1
Foreign Government Bonds	1.4
Residential Mortgage-Backed Securities — Agency	1.3
Short Term Investments	0.7
Other*	(2.7)

Total	100.0%

*	Includes cash, futures, pending trades, interest receivable and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2020

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$20,757,941	$96,532	$20,854,473
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	15,575,198	—	15,575,198
Commercial Mortgage-Backed Securities — Non-Agency	—	26,146,501	—	26,146,501
Residential Mortgage-Backed Securities — Agency	—	3,500,677	—	3,500,677
Residential Mortgage-Backed Securities — Non-Agency	—	85,008,139	7,840,476	92,848,615

Total Mortgage-Backed Securities	—	130,230,515	7,840,476	138,070,991

Corporate Bonds*	—	86,459,527	—	86,459,527
Municipal Bonds	—	5,620,054	—	5,620,054
Foreign Government Bonds	—	3,754,787	—	3,754,787

Total Fixed Income Securities	—	246,822,824	7,937,008	254,759,832

Common Stock*	11,187,536	—	—	11,187,536
Money Market Investments	7,526,997	—	—	7,526,997
Short-Term Investments	1,956,518	—	—	1,956,518

Total Investments	$20,671,051	$246,822,824	$7,937,008	$275,430,883

Asset Derivatives
Futures Contracts
Interest Rate Risk	39,843	—	—	39,843

Total	$20,710,894	$246,822,824	$7,937,008	$275,470,726

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(185,662)	$—	$—	$(185,662)

Total	$(185,662)	$—	$—	$(185,662)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2020

ASSETS:
Investments, at Value (Cost: $268,322,761)	$275,430,883
Cash	45,046
Interest and Dividends Receivable	2,195,594
Receivable for Securities Sold	453,550
Cash Collateral Held for Broker for Futures	225,006
Receivable for Variation Margin on Open Futures Contracts to Broker	131,101
Foreign Tax Reclaims Receivable	1,636

Total Assets	278,482,816

LIABILITIES:
Payables for Borrowings	5,343,000
Distributions Payable	4,324,774
Payables for Securities Purchased	273,000
Accrued Other Expenses	206,583
Accrued Investment Advisory Fees	141,299
Interest Expense Payable	51,351
Accrued Directors’ Fees and Expenses	20,006

Total Liabilities	10,360,013

NET ASSETS	$268,122,803

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,734,811 shares issued and outstanding)	$477,348
Paid-in Capital	269,233,354
Accumulated Earnings (Loss)	(1,587,899)

NET ASSETS	$268,122,803

NET ASSET VALUE PER SHARE	$5.62

MARKET PRICE PER SHARE	$5.46

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2020

INVESTMENT INCOME:
Income
Interest	$8,201,836
Dividends (Net of Withholding Taxes of $12,847)	362,715

Total Investment Income	8,564,551

Expenses
Investment Advisory Fees	790,786
Legal Fees	196,851
Interest Expense	77,056
Audit and Tax Service Fees	73,556
Directors’ Fees and Expenses	51,531
Custodian Fees	26,252
Listing Fees	24,373
Transfer Agent Fees	22,918
Insurance Expense	22,381
Administration Fees	20,482
Proxy Expense	19,034
Printing and Distribution Costs	15,138
Accounting Fees	10,484
Miscellaneous Expense	4,847

Total Expenses	1,355,689

Net Investment Income	7,208,862

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS:
Net Realized Gain (Loss) on:
Investments	4,990,899
Futures Contracts	(4,196,701)
Swap Agreements	13,665
Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,412,229)
Futures Contracts	(841,801)
Swap Agreements	1,292

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	(4,444,875)

INCREASE IN NET ASSETS FROM OPERATIONS	$2,763,987

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
OPERATIONS:
Net Investment Income	$7,208,862	$15,564,068
Net Realized Gain on Investments, Futures Contracts and Swap Agreements	807,863	820,263
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	(5,252,738)	5,735,699

Increase in Net Assets Resulting from Operations	2,763,987	22,120,030

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(8,204,490)	(18,421,472)

Shares Issued in Reinvestment of Dividends (47,854 for the six months ended June 30, 2020 and 0 for the year ended December 31, 2019)	270,321	—

Total Increase (Decrease) in Net Assets	(5,170,182)	3,698,558

NET ASSETS:
Beginning of period	273,292,985	269,594,427

End of period	$268,122,803	$273,292,985

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its shares are traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent changes in accounting standards, if any, have been evaluated through the date of issuance in the preparation of the financial statements.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales prices. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ, which may not be the last sale price. Other securities, including short-term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including as a result of circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 2 — Significant Accounting Policies (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 of the fair value hierarchy.

The summary of the inputs used as of June 30, 2020 is listed after the Investments by Sector table.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2019	$249,257	$7,049,925	$7,299,182
Accrued Discounts (Premiums)	—	—	—
Realized Gain (Loss)	(210,617)	(386,499)	(597,116)
Change in Unrealized Appreciation (Depreciation)	—	1,177,050	1,177,050
Purchases	128,524	—	128,524
Sales	—	—	—
Transfers in to Level 3	(70,632)	—	(70,632)
Transfers out of Level 3	—	—	—

Balance as of June 30, 2020	$96,532	$7,840,476	$7,937,008

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2020	$(210,617)	$1,177,050	$966,433

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuation inputs of Level 3 investments as of June 30, 2020 are as follows:

Description	Fair Value at June 30, 2020	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$96,352	Third-party Broker	Broker Quotes	$10 to $21.2	$11.154
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	918,488	Third-party Vendor	Vendor Prices	$0.38 to $2.345	$1.088
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	6,921,988	Third-party Vendor	Vendor Prices	$2.498 to 36.574	$11.543

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for U.S. federal income tax purposes.

Distributions:    Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended June 30, 2020, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories :

	Equity Risk	Interest Rate Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$39,843	$39,843

Total Value	$—	$39,843	$39,843

Liability Derivatives
Futures Contracts (1)	$—	$(185,662)	$(185,662)

Total Value	$—	$(185,662)	$(185,662)

Statement of Operations:
Realized Gain (Loss)
Futures Contracts	$(458,813)	$(3,737,888)	$(4,196,701)
Swap Agreements	—	13,665	13,665

Total Realized Gain (Loss)	$(458,813)	$(3,724,223)	$(4,183,036)

Change in Appreciation (Depreciation)
Futures Contracts	$(183,228)	$(658,573)	$(841,801)
Swap Agreements	—	1,292	1,292

Total Change in Appreciation (Depreciation)	$(183,228)	$(657,281)	$(840,509)

Number of Contracts or Notional Amounts (2)
Futures Contracts	32	331	363
Swap Agreements	$ —	$30,210,991	$30,210,991

(1)

Represents appreciation (depreciation) of futures contracts as reported in the Schedule of Investments as of June 30, 2020. Only the variation margin is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2020.

Counterparty Credit Risk:    Derivative contracts may expose the Fund to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 2 — Significant Accounting Policies (Continued)

broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC derivatives, the Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The Fund had no OTC derivatives for offset under an ISDA Master Agreement as of June 30, 2020.

Note 3 — Portfolio Investments

Mortgage-Backed and Other Asset-Backed Securities:    The Fund may invest in mortgage pass-through securities, which represent interests in pools of mortgages. Payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the fund at June 30, 2020 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements:    The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement transaction, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at June 30, 2020.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership,

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 3 — Portfolio Investments (Continued)

including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them. The Fund had no When-Issued, Delayed-Delivery, or Forward Commitment Transactions during the period ended June 30, 2020.

Security Lending:    The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2020.

Derivatives:

Forward Foreign Currency Contracts:    The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any foreign currency forward contracts as of June 30, 2020.

Futures Contracts:    The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2020, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2020 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2020, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). There were no Swap agreements outstanding at June 30, 2020.

Note 4 — Risk Considerations

Market Risk:    The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 4 — Risk Considerations (Continued)

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity which can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Risk Considerations (Continued)

loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity — a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” The level of risk associated with an investment in a mortgage loan can be impacted by, among other factors, the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (e.g. refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.

LIBOR Risk:    The London Interbank Offered Rate (“LIBOR”) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.

Public Health Emergencies Risk and Impact of the Coronavirus (COVID-19):    Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

The World Health Organization officially declared in March 2020 that the COVID-19 outbreak formally constitutes a “pandemic.” This outbreak has caused a worldwide public health emergency, straining healthcare resources and resulting in extensive and growing numbers of infections, hospitalizations and deaths. In an effort to contain COVID-19, local, regional, and national governments, as well as private businesses and other organizations, have imposed and continue to impose severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay-at-home,” “shelter-in-place,” and similar orders), and ordering the closure of a wide range of offices, businesses, schools, and other public venues.

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 4 — Risk Considerations (Continued)

Consequently, COVID-19 has significantly diminished and disrupted global economic production and activity of all kinds and has contributed to both volatility and a severe decline in financial markets. Among other things, these unprecedented developments have resulted in: (i) material reductions in demand across most categories of consumers and businesses; (ii) dislocation (or, in some cases, a complete halt) in the credit and capital markets; (iii) labor force and operational disruptions; (iv) slowing or complete idling of certain supply chains and manufacturing activity; and (v) strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports, and entertainment.

The ultimate impact of COVID-19 (and of the resulting precipitous decline and disruption in economic and commercial activity across many of the world’s economies) on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict. However, ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible. The extent of COVID-19’s impact will depend on many factors, including the ultimate duration and scope of the public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of other governmental, legislative, and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results. Even if COVID-19’s spread is substantially contained, it will be difficult to assess what the longer-term impacts of an extended period of unprecedented economic dislocation and disruption will be on future economic developments, the health of certain markets, industries and businesses, and commercial and consumer behavior.

The ongoing COVID-19 crisis and any other public health emergency could have a significant adverse impact on our investments and result in significant investment losses. The extent of the impact on business operations and performance of market participants and the companies in which we invest depends and will continue to depend on many factors, virtually all of which are highly uncertain and unpredictable, and this impact may include or lead to: (i) significant reductions in revenue and growth; (ii) unexpected operational losses and liabilities; (iii) impairments to credit quality; and (iv) reductions in the availability of capital. These same factors may limit the ability to source, research, and execute new investments, as well as to sell investments in the future, and governmental mitigation actions may constrain or alter existing financial, legal, and regulatory frameworks in ways that are adverse to the investment strategies we intend to pursue, all of which could materially diminish our ability to fulfill investment objectives. They may also impair the ability of the companies in which we invest or their counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences, including the potential for defaults by borrowers under debt instruments held in a client’s portfolio. In addition, an extended period of remote working by the employees of the companies in which we invest subjects those companies to additional operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to cyberattacks that seek to exploit the COVID-19 pandemic, and the operational damage of any such events could potentially disrupt our business and reduce the value of our investments. The operations of securities markets may also be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements, and other factors related to a public health emergency, including the potential adverse

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Risk Considerations (Continued)

impact on the health of any such entity’s personnel. These measures may also hinder normal business operations by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing the ability to make accurate and timely projections of financial performance. Because our ability to execute transactions on behalf of the Funds is dependent upon the timely performance of multiple third parties, any interruptions in the business operations of those third parties could impair our ability to effectively implement a Fund’s investment strategies.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At June 30, 2020, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$20,480,869
Unrealized (depreciation)	(14,029,729)

Net unrealized appreciation	$6,451,140

Cost of Investments for Federal Income Tax Purposes	$268,979,744

The Fund did not have any unrecognized tax benefits at June 30, 2020, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2019.

	Amount Distributed During the Year Ended December 31, 2019	Undistributed Amount at Year End December 31, 2019
Ordinary Income	$17,273,916	$36,007
Capital Gain	1,147,556	—

	$18,421,472	$36,007

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

Note 7 — Purchases and Sales of Securities

For the period ended June 30, 2020, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $95,294,008 and $82,455,831, respectively, for non-U.S. Government securities, and aggregated to $18,782,630 and $20,827,392, respectively, for U.S. Government securities.

TCW Strategic Income Fund, Inc.

June 30, 2020

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $51,531 from the Fund for the period ended June 30, 2020. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at June 30, 2020 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.93%, due 09/10/45	2/13/2015-2/26/2015	$308,882	$91,934	0.03%
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-X), 0.36% due 12/13/28	3/22/2018-6/19/2018	287,094	33,280	0.01%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.20% due 01/10/2045	2/1/2018	141,353	55,421	0.02%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.58%, due 07/05/2032	10/11/2017	263,007	109,566	0.04%
Morgan Stanley Capital I Trust (12-C4-XA), 2.25% due 03/15/45	5/16/2018	339,272	131,525	0.05%
UBS Commercial Mortgage Trust (12-C1-XA), 2.25%, due 05/10/45	6/27/2017	383,128	133,312	0.10%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.96% due 08/15/2045	12/22/2017	290,854	117,935	0.05%

		$2,013,590	$672,973	0.30%

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with The Bank of New York Mellon (the “Bank”) which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. The average daily loan balance during the period ended June 30, 2020, for which loans were outstanding amounted to $14,714,536, and the weighted average interest rate was 1.13%. Interest expense on the line of credit was $49,744 for the period ended June 30, 2020. The maximum outstanding loan balance during the period ended June 30, 2020 was $22,947,000. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015
Net Asset Value Per Share, Beginning of period	$5.73		$5.65	$5.91	$5.81	$5.83	$5.95

Income from Operations:
Net Investment Income (1)	0.15		0.33	0.30	0.27	0.26	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.09)		0.14	(0.19)	0.14	0.00 (2)	(0.13)

Total from Investment Operations	0.06		0.47	0.11	0.41	0.26	0.09

Less Distributions:
Distributions from Net Investment Income	(0.17)		(0.35)	(0.34)	(0.28)	(0.21)	(0.21)
Distributions from Net Realized Gains	—		(0.04)	(0.03)	(0.03)	(0.07)	—

Total Distributions	(0.17)		(0.39)	(0.37)	(0.31)	(0.28)	(0.21)

Net Asset Value Per Share, End of period	$5.62		$5.73	$5.65	$5.91	$5.81	$5.83

Market Value Per Share, End of period	$5.46		$5.77	$5.27	$5.87	$5.33	$5.27

Net Asset Value Total Return (3)	1.20	% (4)	8.37%	1.86%	7.22%	4.49%	1.60%
Market Price Return (5)	(2.24	)% (4)	17.14%	(3.88)%	16.36%	6.56%	1.83%

Ratios/Supplemental Data:

Net Assets, End of period (in thousands)	$268,123		$273,293	$269,594	$282,034	$277,132	$277,932

Ratio of Expenses Before Interest Expense to Average Net Assets	0.96	% (6)	0.85%	0.81%	0.81%	0.84%	0.87%

Ratio of Interest Expense to Average Net Assets	0.06	% (6)	0.02%	0.02%	0.01%	0.01%	0.01%

Ratio of Total Expenses to Average Net Assets	1.02	% (6)	0.87%	0.83%	0.82%	0.85%	0.88%

Ratio of Net Investment Income to Average Net Assets	5.43	% (6)	5.62%	5.13%	4.47%	4.38%	3.70%

Portfolio Turnover Rate	38.85	% (4)	34.64%	31.16%	32.46%	29.20%	24.81%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.
(4)	For the six months ended June 30, 2020 and not indicative of a full year’s results.
(5)	Based on market price per share, adjusted for reinvestment of distributions.
(6)	Annualized.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877- 829-4768 to obtain a hard copy; or

2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2020 is available without charge:

1.	By calling 1-877- 829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 10, 2019 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #50500, Louisville, KY 40233, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution Policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 386 3829

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR

Computershare

P.O. Box 50500

Louisville, KY 40233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, California 94111

DIRECTORS

Samuel P. Bell

Director

David S. DeVito

Director, President, and Chief Executive Officer

Patrick C. Haden

Director and Chairman

David B. Lippman

Director

Peter McMillan

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

OFFICERS

Meredith S. Jackson

Senior Vice President, General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

and Anti-Money Laundering Officer

Lisa Eisen

Tax Officer

Eric W. Chan

Assistant Treasurer

Patrick W. Dennis

Assistant Secretary

TSIart9445      6/30/20

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the

Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	Not required for this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	August 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	August 27, 2020

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	August 27, 2020